EXHIBIT 99.1



         CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350, AS ADOPTED PURSUANT
                   TOss.906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10Q for the period ending September 30, 2002, for PNM Resources, Inc. and Public Service Company of New Mexico ("Companies"), as filed with the Securities and Exchange Commission on November 12, 2002, ("Report"), I, Jeffry E. Sterba, Chief Executive Officer of the Companies, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of ss. 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.



Date:   November 12, 2002               By:     /s Jeffry E. Sterba
                                                --------------------------------
                                                Jeffry E. Sterba
                                                Chairman, President and
                                                Chief Executive Officer